                               TABLE OF CONTENTS


Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 23
Statement of Operations.......................... 24
Statement of Changes in Net Assets............... 25
Financial Highlights............................. 26
Notes to Financial Statements.................... 28
Report of Independent Accountants................ 32
Dividend Reinvestment Plan....................... 33


NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

November 19, 1999

Dear Shareholder:

    As we approach the end of the century--and the millennium--it seems appropriate to take a look back at the progress we've made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen this century is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Those that have stood the test of time include:

    - Investing for the long-term

    - Basing investment decisions on sound research

    - Building a diversified portfolio

    - Believing in the value of professional investment advice

    While no one can predict the future, at Van Kampen, we believe that these ideas will remain important tenets for investors well into the next century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we enter the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.


Source: Investment Company Institute

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    Americans continued their spending spree over the past year, keeping the economy growing at a healthy pace. High levels of consumer confidence fueled this heavy retail activity, which pushed the personal savings rate to a record low as spending rates outpaced income growth. Although the U.S. economy experienced a slowdown during the second quarter of 1999, growth rebounded toward the end of the reporting period.

EMPLOYMENT SITUATION

    The strong job market helped support the strength of the economy. During the reporting period, the unemployment rate reached its lowest level in almost 30 years, and wages continued to climb. The wage pressures were balanced somewhat by productivity gains. However, these pressures ultimately pushed the cost of labor higher in the second quarter, as the employment cost index recorded its biggest gain in eight years before returning to a more moderate level in the third quarter.

INFLATION AND INTEREST RATES

    Inflation remained tame throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report. The Federal Reserve Board remained active in guarding against inflation and tempering the economy during this environment. The Fed reversed its three interest rate cuts from the fall of 1998, raising rates in June, August, and November 1999 to keep the economy from overheating.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Third Quarter 1999
                                    [GRAPH]

97Q3                                                           4.0
97Q4                                                           3.1
98Q1                                                           6.7
98Q2                                                           2.1
98Q3                                                           3.8
98Q4                                                           5.9
99Q1                                                           3.7
99Q2                                                           1.9
99Q3                                                           5.5

Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1999

                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VKA)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)............     (13.16%)
One-year total return based on NAV(2).....................      (7.16%)

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................       6.96%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................      10.88%

 SHARE VALUATIONS

Net asset value...........................................   $  14.87
Closing common stock price................................   $12.9375
One-year high common stock price (12/02/98)...............   $16.6875
One-year low common stock price (10/26/99)................   $12.6250
Preferred share (Series A) rate(5)........................      3.440%
Preferred share (Series B) rate(5)........................      3.440%
Preferred share (Series C) rate(5)........................      3.405%
Preferred share (Series D) rate(5)........................      3.750%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST

We recently spoke with representatives of the adviser of the Van Kampen Advantage Municipal Income Trust about the key events and economic forces that shaped the markets during the past year. Dennis S. Pietrzak, portfolio manager, has managed the Trust since August 1995 and worked in the investment industry since 1968. He is joined by Peter W. Hegel, chief investment officer for fixed-income investments. The following discussion reflects their views on the Trust's performance during the 12 months ended October 31, 1999.

   Q  WHAT HAPPENED IN THE MUNICIPAL MARKET DURING THE REPORTING PERIOD?

   A Bonds of all types experienced price declines during the past 12 months as interest rates rose, especially toward the end of the reporting period. In addition to the negative effects of the Federal Reserve Board's two interest-rate increases during the summer, the bond market declined as the nation's strong economic growth continued to spark inflation fears, leading to concern about future rate hikes. Because of low institutional demand for municipal bonds during the period, these conditions affected municipals more than their taxable counterparts--corporate and Treasury bonds. The yields of newly issued 30-year AAA municipal bonds rose more than a full percentage point during the 12-month period, so the prices of existing bonds dropped concurrently. The bonds in the Trust's portfolio were not spared by this market movement and suffered price declines along with the rest of the municipal market.
    The interest-rate increases also suppressed municipal bond supply, bringing nationwide issuance down more than 20 percent in the first ten months of the year compared with 1998. Supply was down in almost every sector, with electric-utility and health-care bonds experiencing the most significant drops. Although new issuance kept pace with last year's active market, the amount of bonds issued through refinancing was down more than 50 percent for the year through October. Many municipalities simply chose not to refinance outstanding bonds because of the higher interest rates they would have to pay in the current marketplace.

   Q  DID MUNICIPAL BONDS BENEFIT FROM THE STRONG ECONOMY?

   A Yes. The effects of the healthy economy were reflected in the good credit conditions in the municipal market, even though prices suffered. With the exception of the health-care sector, overall credit quality remained high, and we witnessed a number of credit upgrades as tax revenues kept municipal finances strong.

   Q  WHAT TECHNIQUES DID YOU USE TO MANAGE THE TRUST IN THESE CONDITIONS?

   A Some of the Trust's more seasoned holdings were nearing their call dates, so we took advantage of higher interest rates in the municipal market to replace these bonds with new issues. This allowed us to support the
Trust's income stream and extend its protection from bond calls with securities that were paying higher yields. Because bond prices had declined during the period, we were also able to enhance the Trust's tax management by selling these and other holdings at a capital loss. Using this strategy, we offset some of the gains we had earned early in 1999, enabling the Trust to avoid the need to distribute taxable capital gains to shareholders this year. However, this strategy also increased the Trust's duration--or sensitivity to interest-rate changes--because the new purchases were longer-duration securities. We feel that the longer duration will benefit the Trust in a declining interest-rate environment by allowing it to participate more fully in a market rally. In the short term, however, the longer duration negatively affected the Trust's total return as interest rates climbed.
    In addition, we focused on securities that, going forward, we felt would be in greatest demand by retail investors. That often involved selling the holdings that provided the most in-demand coupon rate by individual investors (which varied as interest rates increased) and replacing them with other issues that appeared to be undervalued and had the potential for increased demand in the future. Throughout the year, this activity contributed to the Trust's total return. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A Total return performance was disappointing because of the general downturn in bond prices and the Trust's increased duration. In addition, the Trust's leverage component hurt its performance during the period.
Although leverage helps the Trust provide higher income levels to common shareholders, it made the portfolio more sensitive to the interest-rate increases we experienced during the reporting period. For the one-year period ended October 31, 1999, the Trust returned -13.16 percent(1) based on market price. This reflects a decrease in market price from $15.8125 per share on October 31, 1998, to $12.9375 per share on October 31, 1999.
    On the positive side, the dividend remained unchanged during the past 12 months. The monthly tax-exempt dividend of $0.075 per share translates to a distribution rate of 6.96 percent(3) based on the Trust's closing market price on October 31, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 10.88 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional performance results. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE ECONOMY AND THE
      MUNICIPAL MARKET?

   A In the coming months, we will probably see a slowing economy, which may be partly the result of year 2000 concerns. Wage increases will likely keep inflation fears at the forefront, although increasing productivity should be able to offset higher wage costs for employers.

    Preparations for the turn of the millennium may also limit new issuance and general market activity at the end of the year. Many municipal issuers are planning to postpone issuing bonds until they feel certain that any potential computer problems have been avoided, but we believe that market activity should pick up early in 2000. In the meantime, we will continue to focus on finding attractive-yielding bonds and protecting the Trust from bond calls as much as possible. We will also use our extensive research capabilities to look for attractive opportunities throughout the coming months.



[SIG]
Dennis S. Pietrzak

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It is redeemed at maturity for full face value.

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST
 TOP FIVE PORTFOLIO INDUSTRIES*
                                  [BAR GRAPH]

                                                                      OCTOBER 31, 1999                   OCTOBER 31, 1998
                                                                      ----------------                   ----------------
Transportation                                                             17.40                              15.30
Industrial Revenue                                                         15.10                              13.90
Health Care                                                                11.40                              12.50
Single-Family Housing                                                       9.50                              12.60
General Purpose                                                             9.20                               6.60

* As a percentage of long-term investments
 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
SEPTEMBER 1992 THROUGH OCTOBER 1999
                                  [BAR GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Sep 1992                                                                   14.96                              14.96
Oct 1992                                                                   13.88                              14.59
                                                                           14.25                              15.26
                                                                           14.25                              15.40
                                                                           14.75                              15.57
                                                                           15.50                              16.57
                                                                           15.25                              16.21
                                                                           15.25                              16.33
                                                                           15.13                              16.34
                                                                           15.25                              16.63
                                                                           15.50                              16.62
                                                                           15.88                              16.96
                                                                           16.13                              17.25
Oct 1993                                                                   16.00                              17.18
                                                                           15.38                              16.73
                                                                           15.75                              17.08
                                                                           16.00                              17.26
                                                                           14.88                              16.51
                                                                           14.00                              15.16
                                                                           14.00                              14.99
                                                                           14.50                              15.10
                                                                           14.25                              14.94
                                                                           14.13                              15.20
                                                                           14.00                              15.13
                                                                           13.06                              14.65
Oct 1994                                                                   12.75                              13.99
                                                                           12.63                              13.26
                                                                           12.75                              13.88
                                                                           13.88                              14.46
                                                                           14.50                              15.09
                                                                           14.50                              15.24
                                                                           14.25                              15.10
                                                                           14.50                              15.52
                                                                           14.50                              15.18
                                                                           14.50                              15.25
                                                                           14.13                              15.33
                                                                           13.88                              15.35
Oct 1995                                                                   14.38                              15.61
                                                                           14.75                              16.01
                                                                           14.63                              16.20
                                                                           15.13                              16.19
                                                                           15.13                              15.96
                                                                           14.88                              15.43
                                                                           14.38                              15.19
                                                                           14.25                              15.11
                                                                           14.63                              15.23
                                                                           14.38                              15.41
                                                                           15.00                              15.30
                                                                           14.75                              15.56
Oct 1996                                                                   14.75                              15.68
                                                                           14.75                              16.00
                                                                           13.88                              15.76
                                                                           14.38                              15.67
                                                                           14.50                              15.79
                                                                           14.00                              15.41
                                                                           14.25                              15.47
                                                                           14.38                              15.71
                                                                           14.88                              15.89
                                                                           15.50                              16.50
                                                                           14.94                              16.12
                                                                           15.06                              16.33
Oct 1997                                                                   15.06                              16.35
                                                                           15.13                              16.39
                                                                           15.31                              16.66
                                                                           15.81                              16.80
                                                                           15.44                              16.71
                                                                           15.25                              16.64
                                                                           14.88                              16.36
                                                                           15.00                              16.66
                                                                           15.31                              16.65
                                                                           15.25                              16.60
                                                                           15.44                              16.88
                                                                           16.13                              17.11
Oct 1998                                                                   15.81                              16.93
                                                                           16.56                              16.92
                                                                           16.50                              16.87
                                                                           15.44                              17.04
                                                                           16.13                              16.80
                                                                           15.56                              16.68
                                                                           15.31                              16.65
                                                                           14.94                              16.37
                                                                           14.75                              15.85
                                                                           14.38                              15.81
                                                                           14.19                              15.44
                                                                           13.50                              15.28
Oct 1999                                                                   12.94                              14.87

The solid line above represents the Trust's net asset value (NAV), which indicates overall changes in value among the Trust's underlying securities. The Trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF OCTOBER 31, 1999
[PIE CHART]

                                     AAA/Aaa              AA/Aa                A/A               BBB/Baa              BB/Ba
                                     -------              -----                ---               -------              -----
As of October 31, 1999                61.10               12.00               9.40                17.30               0.20

AS OF OCTOBER 31, 1998
[PIE CHART]

                                     AAA/Aaa              AA/Aa                A/A               BBB/Baa               B/B
                                     -------              -----                ---               -------               ---
As of October 31, 1998                58.90               14.20               11.30               15.40               0.20

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
 DIVIDEND HISTORY

FOR THE PERIOD ENDED OCTOBER 31, 1999

[BAR GRAPH]

                                                                     DISTRIBUTION PER COMMON SHARE
                                                                     -----------------------------
Nov 1998                                                                         $.0750
Dec 1998                                                                         $.0750
Jan 1999                                                                         $.0750
Feb 1999                                                                         $.0750
Mar 1999                                                                         $.0750
Apr 1999                                                                         $.0750
May 1999                                                                         $.0750
Jun 1999                                                                         $.0750
Jul 1999                                                                         $.0750
Aug 1999                                                                         $.0750
Sep 1999                                                                         $.0750
Oct 1999                                                                         $.0750

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          MUNICIPAL BONDS 102.3%
          ALABAMA  2.1%
$ 1,000   Alabama Bldg Renovation Fin Auth Rev
          Rfdg (AMBAC Insd)...................  5.625%      09/01/24    $    948,720
  2,000   Alabama Incentives Fin Auth Ser A
          (AMBAC Insd) (a)....................  6.000       10/01/29       1,973,880
  6,050   Alabama Wtr Pollutn Ctl Auth
          Revolving Fund Ln Ser A (AMBAC
          Insd)...............................  5.000       08/15/15       5,457,523
  1,555   Birmingham, AL Arpt Auth Arpt Rev
          Rfdg (AMBAC Insd) (a)...............  5.500       07/01/14       1,495,086
                                                                        ------------
                                                                           9,875,209
                                                                        ------------
          ALASKA  1.8%
 10,000   Alaska St Hsg Fin Corp Ser A Rfdg
          (b).................................  5.000       12/01/18       8,679,400
                                                                        ------------
          ARIZONA  0.9%
  3,930   Pima Cnty, AZ Indl Dev Auth Indl Rev
          Lease Oblig Irvington Proj Tucson
          Ser A Rfdg (FSA Insd)...............  7.250       07/15/10       4,228,130
                                                                        ------------
          CALIFORNIA  5.4%
  4,215   California Hlth Fac Fin Auth Rev
          Kaiser Permanente Med Cent..........  5.450       10/01/13       4,090,447
  5,000   California St Pub Wks Brd Lease Rev
          Var CA St Univ Projs Ser A..........  5.250       12/01/13       4,856,800
  2,000   Foothill/Eastern Trans Corridor Agy
          CA Toll Rd Rev Conv Rfdg............  *           01/15/20       1,063,220
 10,000   Foothill/Eastern Trans Corridor Agy
          CA Toll Rd Rev Rfdg.................  *           01/15/21       2,572,200
  5,000   Foothill/Eastern Trans Corridor Agy
          CA Toll Rd Rev Rfdg.................  *           01/15/25         988,300
  2,500   Los Angeles Cnty, CA Pub Wks Fin
          Auth Rev Cap Constr Rfdg (AMBAC
          Insd)...............................  5.000       03/01/11       2,443,800

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 7,500   Los Angeles Cnty, CA Trans Comm
          Sales Tax Rev Prop C Ser A
          (Prerefunded @ 07/01/02)............  6.500%      07/01/20    $  8,084,250
  1,500   Orange Cnty, CA Recovery Ctfs Ser A
          (MBIA Insd).........................  6.000       07/01/07       1,616,760
                                                                        ------------
                                                                          25,715,777
                                                                        ------------
          COLORADO  2.5%
  8,500   Arapahoe Cnty, CO Cap Impt Trust
          Fund Hwy Rev E-470 Proj Ser C
          (Prerefunded @ 08/31/05)............  *           08/31/26       1,327,785
  1,230   Colorado Hsg Fin Auth Single Family
          Pgm Sr Ser B1.......................  7.900       12/01/25       1,312,828
    555   Colorado Hsg Fin Auth Single Family
          Pgm Sr Ser D1 Rfdg..................  8.000       12/01/24         583,516
  1,791   Colorado Hsg Fin Auth Single Family
          Pgm Sr Ser E........................  8.125       12/01/24       1,907,661
  3,215   Denver, CO City & Cnty Arpt Rev Ser
          C...................................  6.350       11/15/01       3,302,609
  2,500   Denver, CO City & Cnty Sch Dist No 1
          Rfdg (FGIC Insd)....................  5.000       12/01/23       2,167,800
  1,000   Meridian Metro Dist, CO Peninsular &
          Oriental Steam Navig Co Rfdg........  7.500       12/01/11       1,057,350
                                                                        ------------
                                                                          11,659,549
                                                                        ------------
          CONNECTICUT  0.2%
  1,000   Connecticut St Dev Auth Wtr Fac Rev
          Brdgeport Hydraulic.................  6.150       04/01/35         990,680
                                                                        ------------
          FLORIDA  0.5%
  3,000   Broward Cnty, FL Arpt Sys Rev
          Passenger Fac Conv Lien Ser H-2
          (AMBAC Insd)........................  4.750       10/01/23       2,501,880
                                                                        ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          GEORGIA  1.4%
$ 1,000   Atlanta, GA Spl Purp Fac Rev Delta
          Airls Ser B.........................  7.900%      12/01/18    $  1,021,970
  1,500   George L Smith II GA Wrld Congress
          Cent Auth Rev Domed Stadium Proj
          Rfdg (MBIA Insd) (a)................  5.500       07/01/20       1,380,645
  3,770   Monroe Cnty, GA Dev Auth Pollutn Ctl
          Rev Oglethorpe Pwr Corp Scherer Ser
          A...................................  6.800       01/01/12       4,123,475
                                                                        ------------
                                                                           6,526,090
                                                                        ------------
          ILLINOIS  8.6%
    665   Aurora, IL Single Family Mtg Rev Ser
          B Rfdg (GNMA Collateralized)........  8.050       09/01/25         705,432
  3,750   Bolingbrook, IL Cap Apprec Ser B
          (MBIA Insd).........................  *           01/01/30         562,088
  5,000   Chicago, IL Brd of Edl Cap Apprec
          Sch Ref Ser A (FGIC Insd)...........  *           12/01/28         825,250
  3,000   Chicago, IL O'Hare Intl Arpt Spl
          Facs Rev American Airls Inc Proj Ser
          B...................................  7.875       11/01/25       3,125,880
  5,000   Chicago, IL O'Hare Intl Arpt Spl
          Facs Rev Intl Terminal (MBIA
          Insd)...............................  6.750       01/01/18       5,273,200
  5,000   Chicago, IL Sch Fin Auth Ser A (MBIA
          Insd)...............................  5.000       06/01/09       4,878,950
  3,000   Cicero, IL Alt Rev Source
          (Prerefunded @ 12/01/05) (MBIA
          Insd)...............................  6.500       12/01/14       3,318,870
  2,360   Cook Cnty, IL Cmnty High Sch Dist
          219 Niles Twp (FSA Insd)............  *           12/01/11       1,197,700
  2,360   Cook Cnty, IL Cmnty High Sch Dist
          219 Niles Twp (FSA Insd)............  *           12/01/12       1,118,050
  2,235   Cook Cnty, IL Cmnty High Sch Dist
          219 Niles Twp (FSA Insd)............  *           12/01/13         986,484
  3,930   Illinois Dev Fin Auth Rev Loc Govt
          Pgm Aurora East Sch (MBIA Insd).....  *           12/01/16       1,405,132
  3,000   Illinois Dev Fin Auth Solid Waste
          Disposal Rev........................  5.950       12/01/24       2,910,540
  3,545   Illinois Edl Fac Auth Rev Lake
          Forest College (Prerefunded @
          10/01/01) (FSA Insd)................  6.750       10/01/21       3,776,595

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,250   Metropolitan Pier & Expo Auth IL
          Dedicated St Tax Rev McCormick Pl
          Expn Proj Ser A Rfdg (FGIC Insd)....  5.375%      12/15/18    $  1,155,712
  1,000   Metropolitan Pier & Expo Auth IL
          Dedicated St Tax Rev McCormick Pl
          Expn Proj Ser A Rfdg (FGIC Insd)....  5.500       12/15/24         922,690
  2,000   Metropolitan Pier & Expo Auth IL
          Dedicated St Tax Rev McCormick Pl
          Expn Proj Ser A Rfdg (FGIC Insd)....  5.250       12/15/28       1,770,820
  5,000   Regional Tran Auth IL Ser B (AMBAC
          Insd)...............................  8.000       06/01/17       6,173,850
  1,150   Will Cnty, IL Cmnty Sch Dist 365U
          Vly View Ser B (FSA Insd)...........  *           11/01/15         440,243
                                                                        ------------
                                                                          40,547,486
                                                                        ------------
          INDIANA  1.4%
  4,000   Indiana Hlth Fac Fin Auth Hosp Rev
          Cmnty Hosp Proj (MBIA Insd).........  6.850       07/01/22       4,263,600
  2,000   Indiana Hlth Fac Fin Auth Hosp Rev
          Columbus Regl Hosp Rfdg (FSA
          Insd)...............................  7.000       08/15/15       2,260,300
                                                                        ------------
                                                                           6,523,900
                                                                        ------------
          KANSAS  1.9%
  5,500   Burlington, KS Pollutn Ctl Rev KS
          Gas & Elec Co Proj Rfdg (MBIA
          Insd)...............................  7.000       06/01/31       5,778,960
  1,035   Sedgwick & Shawnee Cntys, KS Single
          Family Rev Coll Mtg Ser A Rfdg (GNMA
          Collateralized).....................  8.050       05/01/24       1,125,676
  1,790   Sedgwick Cnty, KS Single Family Mtg
          Rev Coll Ser A Rfdg (GNMA
          Collateralized).....................  8.125       05/01/24       1,929,137
                                                                        ------------
                                                                           8,833,773
                                                                        ------------
          KENTUCKY  2.6%
  7,750   Kenton Cnty, KY Arpt Brd Arpt Rev
          Spl Fac Delta Airls Proj Ser A......  7.125       02/01/21       8,076,042
  4,450   Louisville & Jefferson Cnty, KY Met
          Swr Dist Dr Rev Rfdg (MBIA Insd)....  5.300       05/15/19       4,095,647
                                                                        ------------
                                                                          12,171,689
                                                                        ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          LOUISIANA  1.5%
$ 1,925   Louisiana Hsg Fin Agy Mtg Rev
          Multi-Family Emerald Pointe Apts
          (FHA Gtd)...........................  7.100%      11/01/33    $  2,035,168
  1,850   Louisiana Hsg Fin Agy Mtg Rev Single
          Family Access Pgm Ser B (GNMA
          Collateralized).....................  8.000       03/01/25       2,022,401
  3,000   Saint Charles Parish, LA
          Environmental Impt Rev LA Pwr & Lt
          Co Ser A (AMBAC Insd)...............  6.875       07/01/24       3,211,620
                                                                        ------------
                                                                           7,269,189
                                                                        ------------
          MARYLAND  0.4%
  1,270   Baltimore, MD Ctfs Partn Brd of Edl
          Admin Proj Ser A Rfdg (MBIA Insd)
          (a).................................  5.000       04/01/15       1,163,777
  1,000   Maryland St Econ Dev Corp Student
          Hsg Rev Collegiate Hsg Towson Ser
          A...................................  5.750       06/01/29         891,180
                                                                        ------------
                                                                           2,054,957
                                                                        ------------
          MASSACHUSETTS  2.8%
  2,500   Chelsea, MA Sch Proj Ln Act 1948
          (Prerefunded @ 06/15/04) (AMBAC
          Insd)...............................  6.500       06/15/12       2,732,475
  3,955   Massachusetts Bay Trans Auth MA Genl
          Trans Sys Ser A Rfdg................  5.500       03/01/12       3,974,024
  2,175   Massachusetts Bay Trans Auth MA Genl
          Trans Sys Ser B Rfdg (MBIA Insd)....  6.000       03/01/10       2,273,571
     75   Massachusetts Bay Trans Auth MA Genl
          Trans Sys Ser B Rfdg (Prerefunded @
          03/01/03) (MBIA Insd)...............  6.000       03/01/10          79,792
  3,500   Massachusetts Muni Whsl Elec Co Pwr
          Supply Sys Rev Ser A Rfdg (AMBAC
          Insd)...............................  5.000       07/01/10       3,394,195
  1,000   Massachusetts St Hlth & Edl Fac Auth
          Rev Saint Mem Med Cent Ser A........  6.000       10/01/23         885,680
                                                                        ------------
                                                                          13,339,737
                                                                        ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          MICHIGAN  3.4%
$ 1,680   Michigan Higher Edl Facs Auth Rev
          Ltd Oblig Hope College Proj Rfdg
          (Connie Lee Insd)...................  7.000%      10/01/14    $  1,830,814
  3,350   Michigan St Hosp Fin Auth Rev Hosp
          Mid-MI Oblig Group (Prerefunded @
          12/01/02)...........................  6.800       12/01/14       3,637,329
  5,785   Michigan St Strategic Fd Ltd Oblig
          Rev Detroit Edison Co Ser A Rfdg
          (MBIA Insd).........................  5.550       09/01/29       5,287,027
  3,000   Michigan St Strategic Fd Ltd Oblig
          Rev Ser CC Rfdg (FGIC Insd).........  6.950       09/01/21       3,158,910
  2,500   Wayne St Univ MI Univ Rev Genl (FGIC
          Insd)...............................  5.125       11/15/29       2,177,125
                                                                        ------------
                                                                          16,091,205
                                                                        ------------
          MISSISSIPPI  2.5%
  2,000   Mississippi Business Fin Corp Sys
          Energy Res Inc......................  5.875       04/01/22       1,768,720
  5,300   Mississippi Home Corp Single Family
          Rev Mtg Access Pgm Ser B (GNMA
          Collateralized).....................  7.900       03/01/25       5,733,116
  1,520   Mississippi Home Corp Single Family
          Rev Mtg Access Pgm Ser C (GNMA
          Collateralized).....................  8.125       12/01/24       1,649,474
  2,314   Mississippi Home Corp Single Family
          Rev Mtg Access Pgm Ser E (GNMA
          Collateralized).....................  8.100       12/01/25       2,513,166
                                                                        ------------
                                                                          11,664,476
                                                                        ------------
          MISSOURI  1.2%
  2,100   Kansas City, MO Arpt Rev Genl Impt
          Ser A (FSA Insd)....................  6.900       09/01/10       2,273,733
  3,750   Missouri St Hlth & Edl Fac Rev BJC
          Hlth Sys............................  5.000       05/15/28       3,157,687
                                                                        ------------
                                                                           5,431,420
                                                                        ------------
          NEBRASKA  0.4%
  2,250   American Pub Energy Agy NE Gas Sup
          Rev NE Pub Gas Agy Proj Ser A (AMBAC
          Insd)...............................  4.375       06/01/10       2,027,790
                                                                        ------------
          NEW HAMPSHIRE  0.2%
  1,000   New Hampshire St Business Fin Auth
          Wtr Fac Rev Pennichuck Wtrwks Inc
          (AMBAC Insd)........................  6.300       05/01/22       1,011,600
                                                                        ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          NEW JERSEY  5.6%
$10,000   New Jersey Econ Dev Auth St Contract
          Econ Rec (MBIA Insd)................  5.900%      03/15/21    $ 10,114,700
  8,000   New Jersey Econ Dev Auth Wtr Facs
          Rev NJ American Wtr Co Inc Proj Ser
          A (FGIC Insd) (b)...................  6.875       11/01/34       8,590,320
  1,000   New Jersey Hlthcare Facs Fin Auth
          Rev St Barnabas Hlth Ser C Rfdg
          (MBIA Insd) (a).....................  5.000       07/01/11         951,600
  2,000   New Jersey St Hwy Auth Garden St
          Pkwy Genl Rev Sr Pkwy...............  6.250       01/01/14       2,080,940
  4,650   Salem Cnty, NJ Indl Pollutn Ctl Fin
          Auth Rev Pub Svc Elec & Gas Ser D
          Rfdg (MBIA Insd)....................  6.550       10/01/29       4,857,018
                                                                        ------------
                                                                          26,594,578
                                                                        ------------
          NEW YORK  26.7%
  1,500   Broome Cnty, NY Ctfs Partn Pub
          Safety Fac (MBIA Insd)..............  5.250       04/01/15       1,391,325
  2,500   Long Island Pwr Auth NY Elec Sys Rev
          Genl Ser A (FSA Insd)...............  5.000       12/01/18       2,188,375
  1,500   Metropolitan Trans Auth NY Commuter
          Fac Rev Ser A (MBIA Insd)...........  5.625       07/01/27       1,423,395
  1,500   Metropolitan Trans Auth NY Trans Fac
          Rev Ser K Rfdg (Prerefunded @
          07/01/02)...........................  6.250       07/01/11       1,587,015
  3,000   Metropolitan Trans Auth NY Trans Fac
          Rev Svcs Contract Ser R Rfdg........  5.500       07/01/17       2,795,940
  4,250   New York City Indl Dev Agy Civic Fac
          Rev USTA Natl Tennis Cent Proj (FSA
          Insd)...............................  6.375       11/15/14       4,495,608
  2,360   New York City Indl Dev Agy Spl Facs
          United Airls Inc Proj...............  5.650       10/01/32       2,106,276
  1,300   New York City Indl Dev Civic YMCA
          Greater NY Proj.....................  5.800       08/01/16       1,246,791
     10   New York City Ser A (Prerefunded @
          08/15/01)...........................  8.000       08/15/19          10,780
  1,325   New York City Ser B1 (Prerefunded @
          08/15/04)...........................  7.000       08/15/16       1,468,855

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,650   New York City Ser C (Prerefunded @
          08/15/01)...........................  7.125%      08/15/12    $  1,733,325
  2,875   New York City Ser C (Prerefunded @
          08/15/01)...........................  7.250       08/15/24       3,026,081
  2,225   New York City Ser F Rfdg............  6.000       08/01/11       2,288,034
  1,000   New York City Ser I (MBIA Insd).....  5.000       04/15/24         859,420
  1,000   New York City Subser A1 (Embedded
          Swap)...............................  6.170       08/01/12       1,001,350
  2,250   New York City Transitional Fin Auth
          Rev Ser B (FGIC Insd)...............  4.750       11/01/23       1,868,490
  2,525   New York St Dorm Auth Lease Rev Muni
          Hlth Fac Impt Pgm Ser A (FSA
          Insd)...............................  5.500       05/15/25       2,340,827
  1,450   New York St Dorm Auth Lease Rev St
          Univ Dorm Facs Ser C (MBIA Insd)....  5.500       07/01/29       1,345,223
  3,970   New York St Dorm Auth Rev City Univ
          Ser F...............................  5.000       07/01/14       3,541,359
  2,600   New York St Dorm Auth Rev Cons City
          Univ Sys 2nd Genl Res Ser A.........  5.750       07/01/13       2,581,540
  5,050   New York St Dorm Auth Rev Cons City
          Univ Sys 2nd Genl Res Ser B.........  5.375       07/01/07       5,087,471
  3,100   New York St Dorm Auth Rev Cons City
          Univ Sys Ser A......................  5.625       07/01/16       3,018,036
  4,050   New York St Dorm Auth Rev Court Facs
          Lease Ser A.........................  5.300       05/15/07       4,051,985
  2,550   New York St Dorm Auth Rev Mental
          Hlth Svcs Facs Ser B Rfdg...........  5.750       08/15/11       2,574,429
  5,000   New York St Dorm Auth Rev St Univ
          Edl Facs Ser A Rfdg.................  5.500       05/15/08       5,090,200
  2,000   New York St Dorm Auth Rev St Univ
          Edl Facs Ser B Rfdg.................  7.500       05/15/11       2,290,240
  3,000   New York St Energy Resh & Dev Auth
          Elec Facs Rev Cons Edison Co of NY
          Inc Proj Ser A......................  6.750       01/15/27       3,085,440
  2,615   New York St Med Care Facs Fin Agy
          Rev Mental Hlth Svcs Facs Ser A
          (Prerefunded @ 02/15/01)............  7.500       02/15/21       2,772,292

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,560   New York St Med Care Facs Fin Agy
          Rev Mental Hlth Svcs Facs Ser A.....  7.500%      02/15/21    $  1,642,415
  5,000   New York St Med Care Facs Fin Agy
          Rev NY Downtown Hosp Ser A
          (Prerefunded @ 02/15/05)............  6.800       02/15/20       5,535,250
  2,000   New York St Med Care Facs Fin Agy
          Rev NY Hosp Mtg Ser A (Prerefunded @
          02/15/01) (AMBAC Insd)..............  6.600       02/15/11       2,060,460
  6,750   New York St Med Care Facs Fin Agy
          Rev NY Hosp Mtg Ser A (Prerefunded @
          02/15/05) (AMBAC Insd) (b)..........  6.300       08/15/06       7,317,877
  7,000   New York St Med Care Facs Fin Agy
          Rev NY Hosp Mtg Ser A (Prerefunded @
          02/15/05) (AMBAC Insd)..............  6.400       08/15/07       7,621,320
  3,000   New York St Pwr Auth Rev & Genl Purp
          Ser Y (Prerefunded @ 01/01/01)......  6.750       01/01/18       3,145,830
  3,500   New York St Thruway Auth Genl Rev
          Ser E Rfdg..........................  5.000       01/01/25       3,005,625
  5,695   New York St Thruway Auth Svc
          Contract Rev Loc Hwy & Brdg.........  5.750       04/01/08       5,861,180
  7,500   New York St Thruway Auth Svc
          Contract Rev Loc Hwy & Brdg.........  5.250       04/01/13       7,055,250
  3,550   New York St Urban Dev Corp Rev
          Correctional Cap Facs Ser 7.........  5.700       01/01/27       3,311,263
 11,000   Port Auth NY & NJ Spl Oblig Rev Spl
          Proj JFK Intl Arpt Terminal 6 (MBIA
          Insd)...............................  5.750       12/01/25      10,646,020
  2,000   Triborough Brdg & Tunl Auth NY Rev
          Genl Purp Ser X.....................  6.500       01/01/19       2,090,120
                                                                        ------------
                                                                         126,562,712
                                                                        ------------
          NORTH CAROLINA  2.4%
 11,000   North Carolina Muni Pwr Agy No 1
          Catawba Elec Rev (MBIA Insd)........  6.000       01/01/12      11,368,830
                                                                        ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          OHIO  1.1%
$ 1,000   Marion Cnty, OH Hosp Impt Rev Cmnty
          Hosp Rfdg...........................  6.375%      05/15/11    $    981,580
  1,250   Montgomery Cnty, OH Hosp Rev
          Grandview Hosp & Med Cent Rfdg......  5.250       12/01/04       1,210,713
  3,000   Ohio St Tpk Comm Tpk Rev Ser A Rfdg
          (FGIC Insd).........................  5.500       02/15/24       2,866,320
                                                                        ------------
                                                                           5,058,613
                                                                        ------------
          OKLAHOMA  0.8%
  1,100   Oklahoma City, OK Indl & Cultural
          Fac Trust Rev Dist Heating & Cooling
          Trigen..............................  6.750       09/15/17       1,101,419
  3,000   Oklahoma Dev Fin Auth Rev St John
          Hlth Sys Rfdg (a)...................  5.750       02/15/25       2,867,070
                                                                        ------------
                                                                           3,968,489
                                                                        ------------
          PENNSYLVANIA  5.1%
  1,500   Allegheny Cnty, PA Port Auth Spl Rev
          Trans (MBIA Insd) (a)...............  6.000       03/01/24       1,501,575
  2,000   Berks Cnty, PA Muni Auth Hosp
          Reading Hosp & Med Cent Proj (FSA
          Insd) (a)...........................  6.000       11/01/29       1,982,120
  2,665   Harrisburg, PA Cap Apprec Ser D Rfdg
          (AMBAC Insd)........................  *           03/15/14       1,145,470
  1,830   Harrisburg, PA Cap Apprec Ser D Rfdg
          (AMBAC Insd)........................  *           09/15/14         763,806
  2,900   Indiana Cnty, PA Indl Dev Auth
          Pollutn Ctl Rev Metro Edison Co Proj
          A (AMBAC Insd)......................  5.950       05/01/27       2,820,888
  4,000   Pennsylvania Intergovt Coop Auth Spl
          Tax Rev Philadelphia Funding Pgm
          (Prerefunded @ 06/15/05) (FGIC
          Insd)...............................  6.750       06/15/21       4,389,680
  3,000   Philadelphia, PA (FSA Insd).........  5.000       03/15/28       2,544,690
  1,350   Philadelphia, PA Auth Indl Dev Arpt
          Rev Philadelphia Arpt Sys Proj Ser A
          (FGIC Insd).........................  5.125       07/01/28       1,146,123

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 5,200   Radnor Twp, PA Sch Dist.............  5.750%      03/15/26    $  4,998,552
  3,500   Southeastern PA Trans Auth PA Spl
          Rev Ser A (FGIC Insd)...............  4.750       03/01/24       2,898,805
                                                                        ------------
                                                                          24,191,709
                                                                        ------------
          RHODE ISLAND  1.7%
  7,800   Rhode Island Hsg & Mtg Fin Corp
          Homeownership Oppty Ser 5...........  6.400       04/01/24       7,916,922
                                                                        ------------
          TENNESSEE  0.1%
  1,500   Franklin, TN Spl Sch Dist Cap Apprec
          (FSA Insd)..........................  *           06/01/16         554,475
                                                                        ------------
          TEXAS  7.0%
  2,355   Brazos River Auth TX Pollutn Ctl Rev
          Adj Coll Util Elec Co Rfdg..........  5.550       06/01/30       1,984,511
  2,000   Brazos River Auth TX Rev Houston
          Inds Inc Proj Ser D Rfdg (MBIA
          Insd)...............................  4.900       10/01/15       1,779,120
  1,000   Brazos River Auth TX Rev Houston
          Lighting & Pwr Co Proj Rfdg (AMBAC
          Insd)...............................  5.050       11/01/18         881,270
    825   Brazos, TX Higher Edl Auth Inc
          Student Ln Rev Subser A2 Rfdg.......  6.800       12/01/04         878,303
  1,084   Brazos, TX Higher Edl Auth Inc
          Student Ln Rev Subser C2 Rfdg.......  7.100       11/01/04       1,164,574
  3,000   Dallas Cnty, TX Util & Reclamation
          Dist Ser B Rfdg (AMBAC Insd) (a)....  5.875       02/15/29       2,937,060
  5,000   Dallas-Fort Worth, TX Intl Arpt Fac
          Impt Corp Rev American Airls Inc....  7.250       11/01/30       5,268,800
  5,340   Dallas-Fort Worth, TX Intl Arpt Fac
          Impt Corp Rev Delta Airls Inc.......  7.625       11/01/21       5,607,908
  1,500   Dallas-Fort Worth, TX Intl Arpt Fac
          Impt Corp Rev Delta Airls Inc.......  7.125       11/01/26       1,533,705
  5,140   Little Elm, TX Indpt Sch Dist Rfdg
          (PSFG Insd).........................  6.750       08/15/29       5,535,009
  1,510   Parker Cnty, TX Hosp Dist Hosp Rev
          Campbell Hlth Sys...................  6.250       08/15/19       1,435,904

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 2,000   Tarrant Cnty, TX Jr College Dist....  5.050%      02/15/10    $  1,957,920
  2,000   Texas St Dept Hsg & Cmnty Affairs
          Single Family Rev Mtg Jr Lien Ser A
          Rfdg................................  8.100       09/01/15       2,198,840
                                                                        ------------
                                                                          33,162,924
                                                                        ------------
          UTAH  0.6%
  1,500   Intermountain Pwr Agy UT Pwr Supply
          Rev Ser B Rfdg (MBIA Insd)..........  5.750       07/01/19       1,457,730
  1,525   Salt Lake City, UT Arpt Rev Delta
          Airls Inc Proj......................  7.900       06/01/17       1,558,337
                                                                        ------------
                                                                           3,016,067
                                                                        ------------
          VIRGINIA  1.5%
  2,500   Chesapeake Bay Brdg & Tunl VA Dist
          Rev Gen Resolution Rfdg (MBIA
          Insd)...............................  5.500       07/01/25       2,379,475
  5,000   Richmond, VA (FSA Insd) (a).........  5.500       01/15/15       4,759,150
                                                                        ------------
                                                                           7,138,625
                                                                        ------------
          WASHINGTON  1.1%
  1,400   King Cnty, WA Hsg Auth Hsg Rev
          Pooled Sr Ser A Rfdg................  6.700       03/01/15       1,446,452
  3,450   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 2 Rev Ser B Rfdg
          (Prerefunded @ 07/01/00) (FSA
          Insd)...............................  7.000       07/01/12       3,586,896
                                                                        ------------
                                                                           5,033,348
                                                                        ------------
          WEST VIRGINIA  2.4%
  2,500   Berkeley Cnty, WV Bldg Comm Hosp Rev
          City Hosp Proj......................  6.500       11/01/22       2,503,475
  5,000   Marshall Cnty, WV Pollutn Ctl Rev OH
          Pwr Co Proj Ser C Rfdg (MBIA
          Insd)...............................  6.850       06/01/22       5,322,950
  2,000   West Virginia St Hsg Dev Fund Hsg
          Fin Ser A...........................  5.550       05/01/17       1,922,120
  1,785   West Virginia St Hsg Dev Fund Hsg
          Fin Ser A...........................  5.450       11/01/21       1,664,263
                                                                        ------------
                                                                          11,412,808
                                                                        ------------

                                               See Notes to Financial Statements

                                October 31, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description               Coupon      Maturity    Market Value
------------------------------------------------------------------------------------
          WISCONSIN  1.9%
$ 5,000   Madison, WI Indl Dev Rev Madison Gas
          & Elec Co Proj Ser A................  6.750%      04/01/27    $  5,245,350
  1,000   Nekoosa, WI Pollutn Ctl Rev Nekoosa
          Papers Inc Proj B...................  5.500       07/01/15         907,530
  3,000   Wisconsin Hsg & Econ Dev Auth
          Homeownership Rev Ser A.............  6.450       03/01/17       3,066,840
                                                                        ------------
                                                                           9,219,720
                                                                        ------------
          WYOMING  0.2%
    990   Wyoming Cmnty Dev Auth Insd Single
          Family Mtg Ser B....................  6.700       06/01/17       1,007,652
                                                                        ------------
          PUERTO RICO  2.4%
  1,000   Puerto Rico Cmwlth Hwy & Tran Auth
          Hwy Rev Ser V Rfdg..................  5.750       07/01/18         973,690
 10,000   Puerto Rico Cmwlth Hwy & Tran Auth
          Hwy Rev Ser Y Rfdg (FSA Insd).......  6.250       07/01/21      10,582,000
                                                                        ------------
                                                                          11,555,690
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  102.3%
  (Cost $470,880,334)...............................................     484,907,099
SHORT-TERM INVESTMENTS  0.0%
  (Cost $100,000)...................................................         100,000
                                                                        ------------
TOTAL INVESTMENTS  102.3%
  (Cost $470,980,334)...............................................     485,007,099
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.3%).......................     (10,857,758)
                                                                        ------------
NET ASSETS  100.0%..................................................    $474,149,341
                                                                        ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
PSFG--Permanent School Fund Guaranty
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $470,980,334).......................    $485,007,099
Cash........................................................          81,393
Receivables:
  Investments Sold..........................................       9,013,023
  Interest..................................................       8,404,662
Other.......................................................          22,417
                                                                ------------
      Total Assets..........................................     502,528,594
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      27,264,580
  Income Distributions--Common and Preferred Shares.........         470,129
  Investment Advisory Fee...................................         269,618
  Administrative Fee........................................          82,960
  Affiliates................................................          30,347
Accrued Expenses............................................         143,572
Trustees' Deferred Compensation and Retirement Plans........         118,047
                                                                ------------
      Total Liabilities.....................................      28,379,253
                                                                ------------
NET ASSETS..................................................    $474,149,341
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 7,600 issued with liquidation preference of
  $25,000 per share)........................................    $190,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 19,106,785 shares issued and
  outstanding)..............................................         191,068
Paid in Surplus.............................................     282,031,706
Net Unrealized Appreciation.................................      14,026,765
Accumulated Undistributed Net Investment Income.............         986,845
Accumulated Net Realized Loss...............................     (13,087,043)
                                                                ------------
  Net Assets Applicable to Common Shares....................     284,149,341
                                                                ------------
NET ASSETS..................................................    $474,149,341
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($284,149,341 divided
  by 19,106,785 shares outstanding).........................    $      14.87
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 28,595,635
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       3,253,508
Administrative Fee..........................................       1,001,080
Preferred Share Maintenance.................................         531,413
Trustees' Fees and Related Expenses.........................          38,202
Custody.....................................................          35,417
Legal.......................................................          21,486
Other.......................................................         274,483
                                                                ------------
  Total Expenses............................................       5,155,589
                                                                ------------
NET INVESTMENT INCOME.......................................    $ 23,440,046
                                                                ============
NET REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $ (3,368,920)
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      49,973,313
  End of the Period.........................................      14,026,765
                                                                ------------
Net Unrealized Depreciation During the Period...............     (35,946,548)
                                                                ------------
NET REALIZED AND UNREALIZED LOSS............................    $(39,315,468)
                                                                ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(15,875,422)
                                                                ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                       Year Ended         Year Ended
                                                 October 31, 1999   October 31, 1998
------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $ 23,440,046       $ 23,844,464
Net Realized Gain/Loss.........................      (3,368,920)         1,431,062
Net Unrealized Appreciation/Depreciation During
  the Period...................................     (35,946,548)         9,854,569
                                                   ------------       ------------
Change in Net Assets from Operations...........     (15,875,422)        35,130,095
                                                   ------------       ------------
Distributions from Net Investment Income:
  Common Shares................................     (17,195,559)       (17,434,204)
  Preferred Shares.............................      (6,177,707)        (6,788,173)
                                                   ------------       ------------
Total Distributions............................     (23,373,266)       (24,222,377)
                                                   ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................     (39,248,688)        10,907,718
NET ASSETS:
Beginning of the Period........................     513,398,029        502,490,311
                                                   ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $986,845 and $920,065,
  respectively)................................    $474,149,341       $513,398,029
                                                   ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------


                                      -----------------------------------
                                       1999          1998          1997
-------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period (a)........................... $16.926      $ 16.354      $ 15.684
                                      -------      --------      --------
  Net Investment Income..............   1.227         1.248         1.266
  Net Realized and Unrealized
    Gain/Loss........................  (2.058)         .592          .717
                                      -------      --------      --------
Total from Investment Operations.....   (.831)        1.840         1.983
                                      -------      --------      --------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders......    .900          .913          .960
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders...................    .323          .355          .353
  Distributions from Net Realized
    Gain:
    Paid to Common Shareholders......     -0-           -0-           -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders...................     -0-           -0-           -0-
                                      -------      --------      --------
Total Distributions..................   1.223         1.268         1.313
                                      -------      --------      --------
Net Asset Value, End of the Period... $14.872      $ 16.926      $ 16.354
                                      =======      ========      ========
Market Price Per Share at End of the
  Period............................ $12.9375     $15.8125      $15.0625
Total Investment Return at Market
  Price (b).......................... (13.16%)       11.33%         8.96%
Total Return at Net Asset Value
  (c)................................  (7.16%)        9.35%        10.74%
Net Assets at End of the Period (In
  millions).......................... $ 474.1      $  513.4      $  502.5
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**...........................   1.66%         1.64%         1.66%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)..................   5.56%         5.35%         5.76%
Portfolio Turnover...................     33%           30%           49%
*  Non-Annualized
** Ratio of Expenses to Average Net
   Assets Including Preferred
   Shares............................   1.03%         1.03%         1.02%

(a) Net Asset Value at September 25, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based on NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                                 September
                                                 25, 1992
                                                 (Commencement
                                                   of
                                                 Investment
                                                 Operations)
                                                 to
Year Ended October 31                            October
-------------------------------------------        31,
       1996      1995      1994      1993         1992
--------------------------------------------------------
      $15.612   $13.992   $17.177   $14.587      $14.771
      -------   -------   -------   -------      -------
        1.293     1.330     1.354     1.369         .056
         .159     1.701    (3.148)    2.408        (.237)
      -------   -------   -------   -------      -------
        1.452     3.031    (1.794)    3.777        (.181)
      -------   -------   -------   -------      -------
        1.020     1.020     1.020      .884          -0-
         .360      .391      .285      .303         .003
          -0-       -0-      .067       -0-          -0-
          -0-       -0-      .019       -0-          -0-
      -------   -------   -------   -------      -------
        1.380     1.411     1.391     1.187         .003
      -------   -------   -------   -------      -------
      $15.684   $15.612   $13.992   $17.177      $14.587
      =======   =======   =======   =======      =======
      $14.750   $14.375   $12.750   $16.000      $13.875
        9.88%    21.06%   (14.17%)   22.08%       (7.50%)*
        7.22%    19.46%   (12.71%)   24.24%       (2.73%)*
      $ 489.7   $ 488.3   $ 457.3   $ 518.2      $ 468.7
        1.72%     1.72%     1.64%     1.66%        1.12%
        5.99%     6.31%     6.81%     6.57%        3.52%
          37%       79%      133%      112%          15%*
        1.05%     1.03%     1.00%     1.03%        1.00%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Advantage Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust will invest substantially all of its net assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on September 25, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1999
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $13,003,743, which will expire between October 31, 2002 and October 31, 2007. Net realized gains or losses differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions.

    At October 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $471,063,634, the aggregate gross unrealized appreciation is $20,901,631 and the aggregate gross unrealized depreciation is $6,958,166, resulting in net unrealized appreciation on long- and short-term investments of $13,943,465.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $11,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1999, the Trust recognized expenses of approximately $128,800 representing Van Kampen's cost of providing accounting and legal services to the Trust.

                                October 31, 1999
--------------------------------------------------------------------------------

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $166,677,283 and $166,267,649, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures

                                October 31, 1999
--------------------------------------------------------------------------------

contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    There were no transactions in futures contracts during the year ended October 31, 1999.

B. INDEXED SECURITIES--These instruments, when applicable, are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trust was unchanged.

    As of October 31, 1999, the Trust has outstanding 7,600 Auction Preferred Shares ("APS") in four series. Series A, B and C each contain 2,000 shares while Series D contains 1,600 shares. Dividends are cumulative and the dividend rate is reset every 28 days through an auction process. The average rate in effect on October 31, 1999 was 3.496%. During the year ended October 31, 1999, the rates ranged from 2.900% to 3.750%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Advantage Municipal Income Trust:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Advantage Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Advantage Municipal Income Trust as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                           KPMG LLP SIG
Chicago, Illinois
December 6, 1999

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income
   Global Franchise
   Global Government Securities
   Global Managed Assets
   International Magnum
   Latin American
   Short-Term Global Income*
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

* Closed to new investors

                  VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*

STEVEN MULLER

THEODORE A. MYERS

RICHARD F. POWERS, III* -- Chairman

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President and
Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

     For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 1999. The Trust designated 99.98% of the income distributions as a tax-exempt income distribution. In January, 2000, the Trust will provide tax information to shareholders for the 1999 calendar year.

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 16, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.

1) With regard to the election of the following trustees by common shareholders of the Trust:

                                                       # OF SHARES
                                                   --------------------
                                                   IN FAVOR    WITHHELD
-----------------------------------------------------------------------
David C. Arch..................................... 16,968,439  180,893
Howard J Kerr..................................... 16,966,200  183,132
Dennis J. McDonnell............................... 16,968,698  180,634

The other trustees of the Trust whose terms did not expire in 1999 are Rod Dammeyer, Steven Muller, Theodore A. Myers, Don G. Powell*, Hugo F. Sonnenschein and Wayne W. Whalen.

2) With regard to the ratification of KPMG LLP as independent public accountants for the Trust, 16,939,666 shares voted in favor of the proposal, 62,293 shares voted against and 147,373 shares abstained.

* On August 9, 1999, Don G. Powell resigned and the Board of Trustees appointed Richard F. Powers, III.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.